Franklin BSP Realty Trust Second Quarter 2025 Supplemental Information

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 2 Important Information The information herein relates to the Company’s business and financial information as of June 30, 2025 and does not reflect subsequent developments. Risk Factors Investing in and owning our common stock involves a high degree of risk. For a discussion of these risks, see the section entitled “Risk Factors” in our Annual Report on Form 10- K filed with the SEC on February 26, 2025, and the risk disclosures in our subsequent periodic reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025. Forward-Looking Statements Certain statements included in this presentation are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Franklin BSP Realty Trust, Inc. (“FBRT” or the “Company”) and may include the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that could cause actual outcomes to differ materially from our forward-looking statements include macroeconomic factors in the United States including inflation, changing interest rates and economic contraction, impairments in the value of real estate property securing our loans or that we own, the extent of any recoveries on delinquent loans, and the financial stability of our borrowers, and the other factors set forth in the risk factors section of our most recent Form 10-K and Form 10-Q. The extent to which these factors impact us and our borrowers will depend on future developments, which are highly uncertain and cannot be predicted with confidence. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law. Additional Important Information The summary information provided in this presentation does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of the Company. This summary is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted. This summary is not advice, a recommendation or an offer to enter into any transaction with us or any of our affiliated funds. There is no guarantee that any of the goals, targets or objectives described in this summary will be achieved. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal, ERISA or tax advice or investment recommendations. Investors should also seek advice from their own independent tax, accounting, financial, ERISA, investment and legal advisors to properly assess the merits and risks associated with their investment in light of their own financial condition and other circumstances. The information contained herein is qualified in its entirety by reference to our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. You may obtain a copy of the most recent Annual Report or Quarterly Report by calling (844) 785-4393 and/or visiting www.fbrtreit.com. This presentation contains information regarding FBRT’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Distributable Earnings. Please refer to the appendix for the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures. PAST PERFORMANCE IS NOT A GUARANTEE OR INDICATIVE OF FUTURE RESULTS. INVESTMENTS INVOLVE SIGNIFICANT RISKS, INCLUDING LOSS OF THE ENTIRE INVESTMENT. There is no guarantee that any of the estimates, targets or projections illustrated in this summary will be achieved. Any references herein to any of the Company’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objective of the Company will be achieved. Any investment entails a risk of loss. An investor could lose all or substantially all of his or her investment. Please refer to our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q for a more complete list of risk factors. The following slides contain summaries of certain financial information about the Company. The information contained in this presentation is summary information that is intended to be considered in the context of our filings with the Securities and Exchange Commission and other public announcements that we may make, by press release or otherwise, from time to time.

FBRT 2Q 2025 Financial Update

FBRT 2Q 2025 Financial Update

Highlights

Earnings	• GAAP Net Income of **$24.4 million** and **$0.19** per diluted common share and **$0.21** per fully converted share [1] • Distributable Earnings [2] of **$29.0 million** and **$0.27** per fully converted share [1] • Declared a cash dividend of **$0.355** per share, representing an annualized yield of 9.6% on fully-converted book value per share [1]. GAAP and Distributable Earnings [2] dividend coverage of 58% and 76%, respectively
Capitalization	• Fully-converted book value per share is **$14.82** vs. $14.95 in Q1 2025 [1]. Undepreciated fully-converted book value per share is **$15.00** vs. $15.12 in Q1 2025 [1] [3] • Net debt to equity is **2.2x;** recourse net debt to equity is **0.3x** • **79%** of financing sources are non-mark-to-market on our core book • **$501 million** of liquidity of which $77 million is cash and $79 million is CLO reinvest/ramp available [4]
Investments	• **Core Portfolio:** Principal balance decreased by **$263 million** in the quarter. Closed **$61 million** of new loan commitments and funded **$91 million** of principal balance including future funding on existing loans. Received loan repayments of $317 million. Transferred $37 million to real estate owned • **Core Portfolio:** Originated **$0.4 billion** of new loan commitments year-to-date and funded **$0.3 billion** of principal balance on new loans
Portfolio	• **Core Portfolio** of **145** CRE loans and **$4.5 billion** of principal balance, average size of $31 million and 74% multifamily. One asset was removed from the watch list. Eight assets remain on the watch list, one of which is risk rated a five and seven of which are risk rated a four • Ten foreclosure real estate owned positions, totaling **$246 million**, one investment real estate owned position of **$120 million**, and two equity investment positions of **$23 million**

1. Fully converted per share information assumes applicable conversion of our outstanding series of convertible preferred stock into common stock and the full vesting of our outstanding equity compensation awards.
2. Please see appendix for GAAP Net Income to Distributable Earnings calculation.
3. Adjusted for accumulated depreciation and amortization of real property of $16.0 million and $14.8 million at 6/30/25 and 3/31/25, respectively.
4. Cash excludes restricted cash and cash reserved for the acquisition of NewPoint Holdings JV LLC. Total liquidity amount includes the cash available we can invest at a market advance rate utilizing our available capacity on financing lines.

BENEFIT STREET PARTNERS | ALCENTRA 4

FBRT 2Q 2025 Financial Update

NewPoint Strategic Rationale

This Transaction Adds Capital-Light Businesses and Long-Term Assets to FBRT

1

Agency Licenses

Provides highly sought-after Agency licenses allowing FBRT to directly originate Agency loans

2

CRE Servicing

Enhances income stability, predictability and duration through a scaled servicer.

Enables FBRT to service Agency loans, third party CRE loans and FBRT originated loans

3

Strategic Growth

Creates a natural expansion of FBRT's core competency in multifamily lending.

Strategically positions FBRT to grow and diversify product lines within this high conviction sector

4

Book Value per Share Growth

Adds mortgage servicing rights ("MSR") as a long-term asset on FBRT's balance sheet.

Provides a potential avenue for recurring BVPS growth, delivering long-term value to FBRT's stockholders

BENEFIT STREET PARTNERS | ALCENTRA 5

FBRT 2Q 2025 Financial Update

Expanding FBRT's Multifamily Lending Capabilities with NewPoint

FBRT is a One Stop Shop Supporting the Entire Multifamily Lending Lifecycle

	FBRT Capabilities			
Loan Type	**Pre-Acquisition**		**Post-Acquisition**	
	Originations	Servicing	Originations	Servicing
Construction Loans (2-3 years)	✓	✗	✓	✓
Transitional Loans (2-3 years)				
Lease Up	✓	✗	✓	✓
Value Add	✓	✗	✓	✓
Stabilized Bridge	✓	✗	✓	✓
CMBS Loans (5-10 years)	✓	✗	✓	✓
Agency Loans (5-10 years)				
Fannie Mae	✗	✗	✓	✓
Freddie Mac	✗	✗	✓	✓
Ginnie Mae (HUD)	✗	✗	✓	✓

BENEFIT STREET PARTNERS | ALCENTRA 6

FBRT 2Q 2025 Financial Update

Financial Highlights

Income Statement	
Net interest income	$41.0
Operating expenses [1]	(18.1)
(Provision) / Benefit for credit loss	$1.5
Other income/(loss)	-
GAAP net income (loss)	**$24.4**
Adjustments to GAAP net income (loss) [2]	0.7
Distributable Earnings before realized gain/(loss) [2]	**$25.1**
Realized gain/(loss) adjustments to GAAP net income (loss) [2]	$3.9
Distributable Earnings [2]	**$29.0**
GAAP net income (loss) per share, fully converted [3]	$0.21
GAAP return on common equity	5.5%
GAAP dividend coverage, fully converted [2], [3]	58.1%
Distributable Earnings per share, fully converted [2], [3]	**$0.27**
Distributable Earnings return on common equity [2]	**7.3%**
Distributable Earnings dividend coverage, fully converted [2], [3]	**76.2%**
Distributable Earnings per share before realized gain/(loss), fully converted [2], [3]	**$0.23**
Distributable Earnings return on common equity before realized gain/(loss) [2]	**6.1%**
Distributable Earnings dividend coverage before realized gain/(loss), fully converted [2], [3]	**63.9%**
Dividend per share	$0.355
Dividend per share yield on book value	9.6%

Balance Sheet - Assets (End of Quarter)	
Total core portfolio	$4,482.2
Total real estate securities	83.4
Cash and restricted cash	422.8
CLO reinvestment available	79.4
Other assets	562.4
Total assets	**$5,630.2**

Balance Sheet - Debt & Equity	
Collateralized loan obligations	$3,043.6
Warehouse	573.1
Repo - securities	128.9
Asset specific financings	36.9
Unsecured debt	184.9
Total debt	**$3,967.4**
Preferred equity [4]	348.5
Common stock/retained earnings [5]	1,236.9
Total equity [4], [5]	**$1,585.4**
Book value per share, fully converted [3]	**$14.82**
Net debt/total equity	**2.24x**
Recourse net debt/total equity	**0.32x**

Note: All numbers in millions except per share and share data.

1. Does not include real estate owned operating income which is reported under Other income / (loss).
2. Please see appendix for the detail on the adjustments from GAAP net income to Distributable Earnings.
3. Fully converted per share information assumes applicable conversion of our outstanding series of convertible preferred stock into common stock and the full vesting of our outstanding equity compensation awards.
4. Includes $90 million of preferred equity that converts to common equity on 1/21/26, subject to the holder's right to accelerate the conversion. These amounts are reflected as temporary equity on the consolidated balance sheets. The remaining $259 million of preferred equity represents the Series E preferred, which is not convertible into common equity.
5. Includes non-controlling interest.

BENEFIT STREET PARTNERS | ALCENTRA 7

FBRT 2Q 2025 Financial Update

Path to Dividend Coverage

We have three key earnings opportunities that we expect to bring us back to full dividend coverage:

1. Calling older CLOs that are outside of their reinvestment period and investing the liquidity into new originations
2. Reinvestment of equity currently tied up in non-performing loans and our REO portfolio
3. Once NewPoint is fully integrated, we believe it will deliver an 8% ROE or better. Current earnings range below represents a 4%-8% ROE

Distributable Earnings	Quarterly EPS Range	
FBRT Current State Distributable Earnings	**$0.22**	
Incremental Earnings Opportunities		
Potential CLO call and originations	$0.04	$0.06
REO and Workout Resolutions	$0.08	$0.12
NewPoint	$0.04	$0.08
Proforma Distributable EPS	**$0.38**	**$0.48**
Proforma Coverage	**107%**	**135%**

Note: Current State Distributable Earnings estimate is based on the earnings power of FBRT's portfolio at 6/30/2025.

BENEFIT STREET PARTNERS | ALCENTRA 8

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 9 -$4.0 $31.2 -$6.2 $29.0 3Q'24 4Q'24 1Q'25 2Q'25 $31.9 (2)$32.5 (2) $36.0 $31.7 (2) $25.1 (2) $30.2 $30.2 $23.7 $24.4 3Q'24 4Q'24 1Q'25 2Q'25 3Q'24 4Q'24 1Q'25 2Q'25 $0.355 $0.355 $0.355 $0.355 Dividend per share ($0.10) $0.30 ($0.12) $0.27 Distributable earnings per share, fully converted (1), (3) $0.31 $0.30 $0.31 $0.23 Distributable earnings per share before realized gain/(loss), fully converted (1), (3) (28%) 84% (35%) 76% Distributable dividend coverage, fully converted (1), (3) 88% 86% 86% 64% Distributable dividend coverage before realized gain/(loss), fully converted (1), (3) Earnings & Distributions Note: All numbers in millions except per share data. 1. Please see appendix for the detail on the adjustments from GAAP net income to Distributable Earnings. 2. Distributable earnings before realized gain/(loss). 3. Fully converted per share information assumes applicable conversion of our outstanding series of convertible preferred stock into common stock and the full vesting of our outstanding equity compensation awards. FBRT 2Q 2025 Financial Update Distributable Earnings ($M) (1) GAAP Net Income (Loss) ($M)

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 10 $4,801 $56 $35 ($317) ($37) $4,538 1Q25 Loans Outstanding Fundings on New Loans Fundings on Existing Loans Repayments REO/ Foreclosures 2Q25 Loans Outstanding $5,000 $317 $94 ($670) ($203) $4,538 4Q24 Loans Outstanding Fundings on New Loans Fundings on Existing Loans Repayments REO/ Foreclosures 2Q25 Loans Outstanding (1) (1) (2) (2) Note: All numbers in millions. 1. Includes full paydowns, dispositions, partial paydowns, non-REO related charge-offs and amortization. 2. Includes REO related charge-offs. Core Net Fundings FBRT 2Q 2025 Financial Update 2Q 2025 ($M) YTD 2025 ($M) Total Commitment of $61M Total Commitment of $402M

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 11 Capitalization Overview 1. On our core book (excluding repo-securities), 79% of financings are non-mark-to-market. 2. Net leverage represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, repurchase agreements - commercial mortgage loans, repurchase agreements - real estate securities, asset-specific financing arrangements, and unsecured debt, less cash and cash equivalents, to (ii) total equity and total redeemable convertible preferred stock, at period end. Recourse net leverage excludes collateralized loan obligations. FBRT 2Q 2025 Financial Update Financing Sources (1) Net Leverage (2) Average debt cost including financing was 7.1% in 2Q25 vs. 6.9% in 1Q25 Collateralized Loan Obligations 77% Warehouse 14% Unsecured Debt 5% Repo - Securities 3% Asset Specific Financings 1% 0.32x 2.24x 0.00x 0.50x 1.00x 1.50x 2.00x 2.50x Recourse Net Leverage Total Net Leverage

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 12 Financing Detail 1. Outstanding balance as of June 30, 2025 and net of tranches held by FBRT. 2. Cost of debt is shown before discount and transaction costs. 3. Commitment for loans. Excludes bond repurchase agreements. FBRT 2Q 2025 Financial Update CLOs Warehouse/Revolver/Other CLO Name Debt Amount(1) Reinvest End Date Cost of Debt(2) BSPRT 2021-FL6 $214 million Ended S + 1.96% BSPRT 2021-FL7 $374 million Ended S + 1.93% BSPRT 2022-FL8 $504 million Ended S + 1.92% BSPRT 2022-FL9 $379 million Ended S + 3.18% BSPRT 2023-FL10 $710 million Ended S + 2.59% BSPRT 2024-FL11 $886 million 10/8/27 S + 1.99% Total $3,067 million CLO reinvestment available $79 million Repo – Securities (outstanding) $129 million Name Commitment (3) Barclays (Warehouse) $500 million Wells Fargo $400 million JP Morgan $500 million Atlas SP Partners $350 million Churchill $225 million Barclays (Secured Revolver) $100 million Total $2,075 million

FBRT 2Q 2025 Financial Update

Liquidity

Liquidity ($M)


$414
$79
-$337
$156
$345
$501
Unrestricted Cash
CLO Reinvestment Available
NewPoint Transaction(1)
Proforma Cash/ Reinvest
Financing Available & In Progress(2)
Total Liquidity

1. On July 1, 2025, the Company completed the previously announced acquisition of NewPoint Holdings JV LLC for a total consideration of approximately $428.2 million. The consideration was comprised of $337.3 million in cash, inclusive of closing adjustments (which amount remains subject to possible post-closing adjustment), and 8,385,951 Class A Units of FBRT OP LLC, a consolidated subsidiary of Franklin BSP Realty Trust, Inc.
2. Represents cash available at 6/30/2025 that we can invest at a market advance rate utilizing our available capacity on financing lines.

BENEFIT STREET PARTNERS | ALCENTRA 13

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 14 NewPoint Disclosure Note: Our guidelines are based on the current projections of the federal funds rate. NewPoint historical numbers are unaudited. FBRT 2Q 2025 Financial Update 1H 2025 FY 2025 FY 2026 Agency/FHA Volume $1.9B $4.0B - $4.5B $5.0B - $6.0B GAAP Net Income $15M $23M - $27M $35M - $45M Distributable Earnings $10M $13M - $17M $22M - $28M NewPoint Guidelines Additional Guidelines • NewPoint’s earnings contribution to FBRT should grow meaningfully over time as its income is directly correlated to the cumulative Agency/FHA origination volume and MSR portfolio • NewPoint’s MSR Portfolio details as of June 30, 2025: • Value is approximately $217M • Implied life of 6.8 years • Weighted average origination year of the Agency/FHA portfolio is 2021 • NewPoint Agency/FHA originations should outpace NewPoint Agency/FHA payoffs for the next 8-12 quarters which increases FBRT’s MSR portfolio − Received $0.5B, $0.3B and $0.5B of payoffs in 2023, 2024 and 1H2025, respectively • We expect NewPoint to be accretive from a GAAP earnings and book value per share standpoint in the first half of 2026 and in the second half of 2026 for Distributable Earnings

Portfolio

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 16 Collateral by Region Texas 31% Florida 14% North Carolina 14% Georgia 6% South Carolina 5% New York 5% Various 4% Arizona 3% All Other 18% Core Loan Portfolio Composition 1. Weighted average loan-to-value percentage (WA LTV) represents the weighted average ratio of the loan amount to the appraised value of the property at the time of origination. 2. Unpaid principal balance (UPB) represents the portion of the loan that has not yet been remitted to the lender. 3. One risk rated 5 and one risk rated 4. Portfolio Rate TypePortfolio Summary Collateral by StateCollateral Summary • $4.5B total portfolio; 63.3% WA LTV (1) • 135 senior loans; average UPB (2) of $33M • 10 mezzanine loans; average UPB (2) of $4M • 2 non-performing loans (3) Portfolio Overview Southeast 43% Southwest 35% Mideast 8% Far West 4% New England 4% Great Lakes 2% Rocky Mountain 1% Various 3% Floating 88% Fixed 12%Senior 99% Mezzanine 1% Multifamily 74% Hospitality 14% Industrial 6% Office 3% Retail 1% Other 2%

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 17 By State By Collateral By Region Core Originations in the Quarter Note: Charts shown above are based on the initial funding/unpaid principal balance of the newly originated loans. 1. All-in coupon based on 6/30/25 SOFR indices. Portfolio • 5 loans; $61 million total commitment ($56 million of initial funding / $5 million of future funding) • 3.84% weighted average spread; 8.16% all-in coupon (1) • 0.2% and 0.4% weighted average origination and exit fees, respectively Overview Southwest 78% Southeast 22% Texas 41% Oklahoma 37% North Carolina 11% Virginia 11% Multifamily 83% Industrial 11% Office 6%

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 18 Pre-Rate Hike Book Total Commitment Post-Rate Hike Book Total Commitment Collateral Type $ % Collateral Type $ % Multifamily 1,711 79% Multifamily 1,929 71% Hospitality 196 9% Hospitality 444 16% Industrial 76 4% Industrial 220 8% Office 137 6% Office - 0% Mixed Use 33 2% Mixed Use 66 2% Retail - 0% Retail 42 2% Manufactured Housing - 0% Manufactured Housing 29 1% Total 2,153 100% Total 2,730 100% Portfolio Vintage Detail Portfolio • 71% of the post-rate hike book is multifamily • 56% of our book consists of loans originated after the interest rate hikes • 100% of our post-rate hike loans are risk rated a two or three • No positions are on the watch list • 79% of the pre-rate hike book is multifamily • 44% of our book consists of loans originated before the interest rate hikes • 89% of these legacy loans are risk rated a two or three, with the vast majority scheduled to mature by the end of 2026 • We’ve addressed the positions requiring attention and have reflected them in our watch list Pre-Rate Hike Book Post-Rate Hike Book

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 19 Loan/Asset Location Carrying/Book Value CV/BV PSF Recorded CECL % Written Down Status Office Loan Triple Net Lease 1 (1) Acton, MA $59.7 $170 - —% Performing Subtotal Triple Net Office Loan $59.7 $170 - 0% Office Loan 1 Phoenix, AZ $13.5 $43 - —% Performing; Watchlist Office Loan 2 Alpharetta, GA $21.8 $81 $0.3 1% Non-Performing; Watchlist Office Loan 3 Houston, TX $15.4 $65 - —% Performing Office Loan 4 (2) Detroit, MI $20.6 $46 - —% Performing Subtotal Office Loans $71.3 $56 $0.3 0% Subtotal REO Office Properties $33.9 $38.6 53% Total Office Book $164.9 $38.9 19% • Excluding our triple net leased office loan, our traditional multi-tenant office exposure is only 2.2% of our total portfolio Office Portfolio 1. Triple net leased as corporate headquarters (tenant owned) with 16 years remaining to $20 billion market cap public company. Loan matures in September 2025 and tenant/owner has indicated loan will be repaid in full at maturity. 2. Principal paydown of $5 million in Q2 2025. Portfolio

Portfolio

Core Portfolio - Watch List Loans (Risk Rating 4&5)

Investment	Loan Type	Investment Date	Default Date	Non-Performing	Collateral	Loan Purpose	Location	Loan Risk Rating
Suburban Office Park	Floating Rate Senior Loan	Q4 2019	None	Yes	Office	Acquisition	Alpharetta, GA	5
307-Unit Student Housing Community	Floating Rate Senior Loan	Q2 2022	None	No	Multifamily	Acquisition	Norfolk, VA	4
222-Unit Apartment Community	Floating Rate Senior Loan	Q3 2021	Q4 2024	Yes	Multifamily	Acquisition	Charlotte, NC	4
77-Unit Apartment Community	Floating Rate Senior Loan	Q4 2021	None	No	Multifamily	Acquisition	Philadelphia, PA	4
176-Unit Apartment Community	Floating Rate Senior Loan	Q2 2022	None	No	Multifamily	Acquisition	Fort Worth, TX	4
276-Unit Apartment Community	Floating Rate Senior Loan	Q2 2022	None	No	Multifamily	Acquisition	Charlotte, NC	4
344-Unit Apartment Community	Floating Rate Senior Loan	Q3 2022	None	No	Multifamily	Acquisition	San Antonio, TX	4
Urban Office Building	Floating Rate Senior Loan	Q4 2019	None	No	Office	Acquisition	Phoenix, AZ	4

Note: Watchlist loans are loans with a risk rating of 4 or 5.

BENEFIT STREET PARTNERS | ALCENTRA 20

Portfolio

Foreclosure Real Estate Owned ("REO")

- Over the past two years, we've taken **19 properties into REO.** These REOs represented 13 investments and had $560M of unpaid principal balance at the time of transfer to REO
- We've **sold 10 of those properties** for approximately $270M, including three this quarter for $56M. In aggregate, these properties were sold **at our unpaid principal balance** at the time of transfer to REO
- As of 6/30, we have 10 foreclosure REO positions remaining for an aggregate book value of $246M (1)

Investment	Loan Investment Date	Foreclosure / Deed-In-Lieu Date	Collateral Type	Collateral Detail	Location
Single Tenant Retail Portfolio	Q2 2022	Q4 2022 - Q2 2023	Retail	3 Freestanding Retail Properties	Various
CBD Office Complex	Q1 2020	Q3 2023	Office	124k Square Foot Office Complex	Portland, OR
16-Building Apartment Complex	Q1 2021	Q4 2023	Multifamily	236-Unit Apartment Complex with 16 Buildings	Lubbock, TX
144-Unit Apartment Community	Q2 2022	Q2 2024	Multifamily	144-Unit, Garden Style Apartment Communities	Chapel Hill, NC
471-Unit Apartment Community	Q2 2022	Q2 2024	Multifamily	471-Unit, Garden Style Apartment Community	Raleigh, NC
426-Unit Apartment Community	Q2 2018	Q2 2024	Multifamily	426-Unit, High Rise Apartment Community	Cleveland, OH
224-Unit Apartment Community	Q3 2021	Q3 2024	Multifamily	224-Unit, Garden Style Apartment Community	San Antonio, TX
50-Unit Apartment Community	Q2 2022	Q4 2024	Multifamily	50-Unit, Mid-Rise Apartment Community	Rock Hill, SC
CBD Office Complex	Q1 2021	Q1 2025	Office	301k Square Foot Office Complex	Denver, CO
249-Unit Apartment Community	Q1 2021	Q2 2025	Multifamily	249-Unit, Garden Style Apartment Community	Austin, TX

1. Includes one position that was transferred to REO more than two years ago.

BENEFIT STREET PARTNERS | ALCENTRA 21

Appendix

Appendix

Core Portfolio – FBRT Portfolio Details – Top 15 Loans

Loan	Loan Type	Origination Date	Par Value	Amortized Cost	Spread	Effective Yield [1]	Fully Extended Maturity	State	Collateral Type	As-is LTV [2]
Loan 1	Senior Loan	5/10/24	117	116	+ 2.50%	6.82%	5/9/29	Connecticut	Multifamily	50.7%
Loan 2	Senior Loan	2/9/23	94	94	+ 4.00%	8.32%	5/9/28	Various	Hospitality	53.6%
Loan 3	Senior Loan	2/24/22	85	85	+ 3.15%	7.47%	3/9/27	North Carolina	Multifamily	69.6%
Loan 4	Senior Loan	12/15/21	80	80	4.25%	4.25%	3/9/27	North Carolina	Multifamily	76.1%
Loan 5	Senior Loan	2/16/24	80	79	+ 3.65%	7.97%	3/9/29	Texas	Multifamily	53.3%
Loan 6	Senior Loan	2/10/22	79	79	+ 3.20%	7.52%	2/9/27	Florida	Multifamily	74.5%
Loan 7	Senior Loan	8/1/23	79	79	+ 3.20%	7.52%	8/9/28	Texas	Multifamily	58.7%
Loan 8	Senior Loan	12/21/21	78	78	+ 3.45%	7.77%	1/9/27	Florida	Multifamily	78.8%
Loan 9	Senior Loan	3/7/24	75	75	+ 2.70%	7.02%	3/9/29	North Carolina	Industrial	58.6%
Loan 10	Senior Loan	3/31/21	74	74	+ 2.95%	7.39%	4/9/26	Texas	Multifamily	72.6%
Loan 11	Senior Loan	9/6/24	72	72	+ 2.75%	7.07%	9/9/28	Florida	Multifamily	72.7%
Loan 12	Senior Loan	2/29/24	67	67	+ 3.25%	7.57%	3/9/29	Florida	Multifamily	58.7%
Loan 13	Senior Loan	9/20/21	67	67	+ 3.25%	7.69%	10/9/26	South Carolina	Multifamily	77.1%
Loan 14	Senior Loan	6/14/22	65	65	+ 3.45%	7.77%	6/9/27	Georgia	Multifamily	71.6%
Loan 15	Senior Loan	11/10/21	61	61	+ 3.35%	7.79%	11/9/26	South Carolina	Multifamily	78.0%
Loans 16 - 145	Senior & Mezz Loans	Various	3,365	3,354	+ 3.70%	8.03%	Various	Various	Various	62.3%
Total/Wtd. avg.			**$4,538**	**$4,525**	**+ 3.51%**	**7.85%**	**2.3 years**			**63.3%**

Average Loan Size			**$31**	**$31**

Note: All numbers in millions.

1. Effective Yield defined as: (1) current spread of the loan plus (2) the greater of any applicable index or index floor.
2. As-is loan to value percentage is from metrics at origination. Predevelopment construction loans at origination will not have an LTV and therefore is nil.

BENEFIT STREET PARTNERS | ALCENTRA 23

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 24 Risk Rating Principal Balance - 3,467 829 220 23 Loan Count, 1Q25 - 126 20 5 1 (+) Addition - 4 7 3 - (-) Reduction - (16) (4) (1) - Loan Count, 2Q25 - 114 23 7 1 Change QoQ - (12) 3 2 - Non-Performing - - - 1 1 Watch List - - - 7 1 0.0% 76.4% 18.3% 4.8% 0.5% 1 2 3 4 5 Core Portfolio – Risk Ratings Note: Principal balance in millions. Watchlist loans are loans with a risk rating of 4 or 5. Appendix Risk Ratings Average risk rating was 2.3 for the quarter vs. 2.2 in 1Q25

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 25 $0.11 $0.03 $0.00 $0.00 $0.00 -1.50% -1.00% -0.50% 6/30/2025 +0.25% Change in Floating Base Rate Indices Earnings Sensitivity Note: Reflects earnings impact of an increase or decrease in the floating-rate indices referenced by our portfolio, assuming no change in credit spreads, portfolio composition or asset performance. Appendix EPS Sensitivity on Index Rates Positive earnings correlation to falling rates due to rate floor activations As of 7/14/25: 1M SOFR: 4.32% As of 6/30/25: 1M SOFR: 4.32%

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 26 $348 $1,033 $1,174 $798 $1,154 $30 2025 ROY 2026 2027 2028 2029 2030 Core Portfolio – Fully Extended Maturities Note: All numbers in millions. Appendix Fully Extended Maturity by Year

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 27 Multifamily 81% Office 2% Hospitality 13% All Other 4% 1Q25 Provision/ (Benefit) Write offs 2Q25 UPB As % of Total UPB General CECL Provision $46.4 ($2.6) - $43.8 $4,515 1.0% Specific CECL Provision 1.0 1.1 (1.8) 0.3 $23 0.0% Total Allowance for Credit Losses $47.4 ($1.5) ($1.8) $44.1 $4,538 1.0% Core Portfolio – Allowance For Loan Loss Note: All numbers in millions. Allowance for loan loss above includes future funding. Appendix Total Allowance for Credit Loss by Collateral Type

Appendix

GAAP Net Income to Distributable Earnings Reconciliation

	2Q'25	1Q'25	4Q'24	3Q'24
GAAP Net Income (Loss)	**24.4**	**23.7**	**30.2**	**30.2**
Adjustments:				
Unrealized (Gain) / Loss [1]	(2.5)	3.3	(1.5)	2.5
Subordinated Performance Fee [2]	(0.8)	0.3	(1.4)	(3.4)
Non-Cash Compensation Expense	2.3	2.2	2.2	2.1
Depreciation & Amortization	1.4	1.4	1.4	1.4
Transaction-Related and Non-Recurring Items [3]	1.8	3.0	-	-
(Reversal of) / Provision for Credit Loss	(1.5)	(1.9)	0.9	(0.3)
Distributable Earnings before realized gain/(loss)	**25.1**	**31.9**	**31.7**	**32.5**
Realized Gain / (Loss) Adjustment on Loans and REO [4]	3.9	(38.2)	(0.5)	(36.4)
Distributable Earnings	**29.0**	**(6.2)**	**31.2**	**(4.0)**
7.5% Series E Cumulative Reedemable Preferred Stock Dividend	(4.8)	(4.8)	(4.8)	(4.8)
Noncontrolling Interests in Joint Ventures Net (Income) / Loss	(1.2)	0.4	0.4	1.4
Noncontrolling Interests in Joint Ventures Net (Income) / Loss DE Adjustments	1.1	(0.4)	(0.4)	(1.4)
Distributable Earnings to Common	**24.1**	**(11.1)**	**26.4**	**(8.8)**
Average Common Stock & Common Stock Equivalents [5]	1,324.4	1,338.9	1,346.2	1,349.1
GAAP Net Income / (Loss) ROE	5.5%	5.7%	7.6%	7.9%
Distributable Earnings ROE	7.3%	(3.3%)	7.8%	(2.6%)
GAAP Net Income / (Loss) Earnings Per Share, Diluted	$0.19	$0.20	$0.29	$0.30
Fully Converted Weighted Average Shares Outstanding [6]	89,022,855	88,842,266	88,437,287	88,432,401
GAAP Net Income / (Loss) Earnings Per Share, Fully Converted [6]	$0.21	$0.22	$0.29	$0.30
Distributable Earnings Per Share, Fully Converted [6]	$0.27	($0.12)	$0.30	($0.10)
Distributable Earnings Per Share before realized gain/(loss), Fully Converted [6]	$0.23	$0.31	$0.30	$0.31

Note: All numbers in millions except share and per share data.

1. Represents unrealized gains and losses on (i) commercial mortgage loans, held for sale, measured at fair value, (ii) other real estate investments, measured at fair value and (iii) derivatives.
2. Represents accrued and unpaid subordinated performance fee. In addition, reversal of subordinated performance fee represents cash payment obligations in the quarter.
3. Represents transaction-related and non-recurring costs associated with the acquisition of NewPoint Holdings JV LLC.
4. Represents amounts deemed nonrecoverable upon a realization event, which is generally at the time a loan is repaid, or in the case of a foreclosure or other property, when the underlying asset is sold. Amounts may also be deemed non-recoverable if, in our determination, it is nearly certain the carrying amounts will not be collected or realized upon sale. Amount may be different than the GAAP basis. As of June 30, 2025, the Company has $5.0 million of GAAP loss adjustments that would run through distributable earnings if and when cash losses are realized.
5. Represents the average of all classes of equity except the Series E Preferred Stock.
6. Fully Converted assumes conversion of our series of convertible preferred stock and full vesting of our outstanding equity compensation awards.

BENEFIT STREET PARTNERS | ALCENTRA 28

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 29 June 30, 2025 December 31, 2024 Stockholders' equity applicable to convertible common stock $ 1,319,726 $ 1,343,568 Shares: Common stock 82,214,630 81,788,091 Restricted stock and restricted stock units 1,469,232 1,278,698 Series H convertible preferred stock 5,370,498 5,370,498 Total outstanding shares 89,054,360 88,437,287 Fully-converted book value per share(1)(2) $ 14.82 $ 15.19 Book Value Per Share & Shares Outstanding Note: All numbers in thousands except per share and share data. Preferred stock values expressed in common stock equivalents. 1. Fully-converted book value per share reflects full conversion of our outstanding series of convertible preferred stock and vesting of our outstanding equity compensation awards. 2. Book value per share as of June 30, 2025 and December 31, 2024, excluding the impact for accumulated depreciation and amortization of real property of $16.0 million and $13.8 million, respectively, was $15.00 and $15.35. Appendix

Appendix

FBRT Income Statement

	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Income				
Interest income	$ 111,171	$ 133,553	$ 225,079	$ 264,111
Less: Interest expense	70,213	86,740	140,806	168,058
Net interest income	40,958	46,813	84,273	96,053
Revenue from real estate owned	8,336	4,072	15,133	8,784
Total income	**$ 49,294**	**$ 50,885**	**$ 99,406**	**$ 104,837**
Expenses				
Asset management and subordinated performance fee	$ 5,537	$ 6,252	$ 12,092	$ 14,117
Acquisition expenses	175	195	474	433
Administrative services expenses	3,884	704	7,232	3,564
Professional fees	4,698	3,864	11,274	7,948
Share-based compensation	2,316	2,087	4,562	3,886
Depreciation and amortization	1,381	1,417	2,761	2,835
Other expenses	11,569	3,202	21,505	5,565
Total expenses	**$ 29,560**	**$ 17,721**	**$ 59,900**	**$ 38,348**
Other income/(loss)				
(Provision)/benefit for credit losses	$ 1,487	$ (32,178)	$ 3,385	$ (35,059)
Realized gain/(loss) on real estate securities, available for sale	113	—	113	88
Realized gain/(loss) on sale of commercial mortgage loans, held for sale, measured at fair value	264	1,384	5,303	6,897
Unrealized gain/(loss) on commercial mortgage loans, held for sale, measured at fair value	—	158	—	615
Gain/(loss) on other real estate investments	2,684	(6,249)	452	(6,243)
Unrealized gain/(loss) on derivatives	(153)	(183)	(1,209)	(321)
Realized gain/(loss) on derivatives	(64)	22	874	313
Income/(loss) from equity method investments	181	—	181	—
Total other income/(loss)	**$ 4,512**	**$ (37,046)**	**$ 9,099**	**$ (33,710**
Income/(loss) before taxes	24,246	(3,882)	48,605	32,779
(Provision)/benefit for income tax	138	117	(516)	(717)
Net income/(loss)	**$ 24,384**	**$ (3,765)**	**$ 48,089**	**$ 32,062**
Net (income)/loss attributable to non-controlling interest	(1,183)	1,590	(830)	1,683
Net income/(loss) attributable to Franklin BSP Realty Trust, Inc.	**$ 23,201**	**$ (2,175)**	**$ 47,259**	**$ 33,745**
Less: Preferred stock dividends	6,748	6,748	13,496	13,497
Net income/(loss) applicable to common stock	**$ 16,453**	**$ (8,923)**	**$ 33,763**	**$ 20,248**
Basic earnings per share	$ 0.19	$ (0.11)	$ 0.40	$ 0.24
Diluted earnings per share	$ 0.19	$ (0.11)	$ 0.40	$ 0.24
Basic weighted average shares outstanding	82,181,403	81,815,681	82,117,897	81,904,888
Diluted weighted average shares outstanding	82,181,403	81,815,681	82,117,897	81,904,888

BENEFIT STREET PARTNERS | ALCENTRA 30

Appendix

FBRT Balance Sheet

	June 30, 2025	December 31, 2024
ASSETS		
Cash and cash equivalents	$ 414,085	$ 184,443
Restricted cash	8,695	12,421
Commercial mortgage loans, held for investment, net of allowance for credit losses of $43,241 and $78,083 as of June 30, 2025 and December 31, 2024, respectively	4,482,201	4,908,667
Commercial mortgage loans, held for sale, measured at fair value	17,150	87,270
Real estate securities, available for sale, measured at fair value, amortized cost of $83,656 and $202,894 as of June 30, 2025 and December 31, 2024, respectively	83,361	202,973
Receivable for loan repayment	171,775	157,582
Accrued interest receivable	35,830	42,225
Prepaid expenses and other assets	23,155	17,526
Intangible lease asset, net of amortization	38,394	39,834
Real estate owned, net of depreciation	111,839	113,160
Real estate owned, held for sale	220,357	222,890
Equity method investment	23,376	13,395
Total assets	**$ 5,630,218**	**$ 6,002,386**
LIABILITIES AND STOCKHOLDERS' EQUITY		
Collateralized loan obligations	$ 3,043,604	$ 3,628,270
Repurchase agreements and revolving credit facilities - commercial mortgage loans	573,093	329,811
Repurchase agreements - real estate securities	128,890	236,608
Mortgage note payable	23,998	23,998
Other financings	12,865	12,865
Unsecured debt	184,934	81,395
Derivative instruments, measured at fair value	350	713
Interest payable	12,378	12,844
Distributions payable	36,456	36,237
Accounts payable and accrued expenses	14,310	14,443
Due to affiliates	13,074	14,106
Intangible lease liability, held for sale	880	1,291
Total liabilities	**$ 4,044,832**	**$ 4,392,581**
Commitments and Contingencies		
Redeemable convertible preferred stock:		
Redeemable convertible preferred stock Series H, $0.01 par value, 20,000 authorized and 17,950 issued and outstanding as of June 30, 2025 and December 31, 2024	$ 89,748	$ 89,748
Total redeemable convertible preferred stock	**$ 89,748**	**$ 89,748**
Equity:		
Preferred stock, $0.01 par value; 100,000,000 shares authorized, 7.5% Cumulative Redeemable Preferred Stock, Series E, 10,329,039 shares issued and outstanding as of June 30, 2025 and December 31, 2024	$ 258,742	$ 258,742
Common stock, $0.01 par value, 900,000,000 shares authorized, 82,928,544 and 83,066,789 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	822	818
Additional paid-in capital	1,603,162	1,600,997
Accumulated other comprehensive income/(loss)	(296)	79
Accumulated deficit	(373,710)	(348,074)
Total stockholders' equity	**$ 1,488,720**	**$ 1,512,562**
Non-controlling interest	6,918	7,495
Total equity	**$ 1,495,638**	**$ 1,520,057**
Total liabilities, redeemable convertible preferred stock and equity	**$ 5,630,218**	**$ 6,002,386**

BENEFIT STREET PARTNERS | ALCENTRA 31

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 32 Definitions Distributable Earnings and Distributable Earnings to Common Distributable Earnings is a non-GAAP measure, which the Company defines as GAAP net income (loss), adjusted for (i) non-cash CLO amortization acceleration and amortization over the expected useful life of the Company's CLOs, (ii) unrealized gains and losses on loans and derivatives, including CECL reserves and impairments, net of realized gains and losses, as described further below, (iii) non-cash equity compensation expense, (iv) depreciation and amortization, (v) subordinated performance fee accruals/(reversal), (vi) realized gains and losses on debt extinguishment and CLO calls, and (vii) certain other non-cash items. Further, Distributable Earnings to Common, a non-GAAP measure, presents Distributable Earnings net of (x) perpetual preferred stock dividend payments and (y) non-controlling interests in joint ventures. As noted above, we exclude unrealized gains and losses on loans and other investments, including CECL reserves and impairments, from our calculation of Distributable Earnings and include realized gains and losses. The nature of these adjustments is described more fully in the footnotes to our reconciliation tables. GAAP loan loss reserves and any property impairment losses have been excluded from Distributable Earnings consistent with other unrealized losses pursuant to our existing definition of Distributable Earnings. We expect to only recognize such potential credit or property impairment losses in Distributable Earnings if and when such amounts are deemed nonrecoverable upon a realization event. This is generally at the time a loan is repaid, or in the case of a foreclosure or other property, when the underlying asset is sold. Amounts may also be deemed non-recoverable if, in our determination, it is nearly certain the carrying amounts will not be collected or realized. The realized loss amount reflected in Distributable Earnings will generally equal the difference between the cash received and the Distributable Earnings basis of the asset. The timing of any such loss realization in our Distributable Earnings may differ materially from the timing of the corresponding loss reserves, charge-offs or impairments in our consolidated financial statements prepared in accordance with GAAP. The Company believes that Distributable Earnings and Distributable Earnings to Common provide meaningful information to consider in addition to the disclosed GAAP results. The Company believes Distributable Earnings and Distributable Earnings to Common are useful financial metrics for existing and potential future holders of its common stock as historically, over time, Distributable Earnings to Common has been an indicator of common dividends per share. As a REIT, the Company generally must distribute annually at least 90% of its taxable income, subject to certain adjustments, and therefore believes dividends are one of the principal reasons stockholders may invest in its common stock. Further, Distributable Earnings to Common helps investors evaluate performance excluding the effects of certain transactions and GAAP adjustments that the Company does not believe are necessarily indicative of current loan portfolio performance and the Company's operations and is one of the performance metrics the Company's board of directors considers when dividends are declared. Distributable Earnings and Distributable Earnings to Common do not represent net income (loss) and should not be considered as an alternative to GAAP net income (loss). The methodology for calculating Distributable Earnings and Distributable Earnings to Common may differ from the methodologies employed by other companies and thus may not be comparable to the Distributable Earnings reported by other companies.

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